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                                                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 14, 1997, included in ICT Group, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.





/s/ Arthur Andersen LLP

Philadelphia, Pa.,
   July 30, 1997